UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the Fund) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2012; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2013, you received a Form 1099-DIV for the calendar year 2012 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

February 19, 2013

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the fourth quarter of 2012. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 8.24% of the December 31, 2012, closing price of $9.47 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of –1.9% for the quarter ended December 31, 2012, which was slightly more favorable than the –2.1% total return of the composite of the S&P Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index — a stock-only index — had a total return of –2.9%.

     The fourth quarter of 2012 was a challenging time period in the market. Volatility and uncertainty continued from earlier in the year and after the November elections dividend-paying stocks, including those of many utility companies, underperformed, due in part to concerns about the potential for a significant increase in tax rates on dividends. Some of the proposals during the debates on fiscal policy would have taxed dividends at the highest ordinary income rate of 39.6%. We have seen utility stocks recover somewhat in early 2013, now that the maximum dividend tax rate was set at 20% (plus, for certain taxpayers, an additional Medicare tax of 3.8%).

     On a longer-term basis, as of December 31, 2012, your Fund had a five-year cumulative total return of 38.6%, which is higher than the 15.4% return of the composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 1.79%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

The table below compares the performance of your Fund to various market benchmarks.

Cumulative Total Return*
For the period indicated through December 31, 2012
	One Year	Three Years	Five Years
DNP Select Income Fund Inc.
Market Value	–6.2%	35.5%	38.6%
Net Asset Value	8.5%	54.0%	36.1%
Composite Index	2.7%	29.3%	15.4%
S&P Utilities Index	1.3%	28.1%	1.8%
Barclays U.S. Utility Bond Index	7.5%	33.0%	56.4%

* Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

1

     Board of Directors Meeting: At the regular February 2013 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	March 28	April 10
6.5	April 30	May 10
6.5	May 31	June 10

     As the World Turns: Our calendar year 2000 annual report to shareholders included a section titled “Got Natural Gas?” At that time, a tight supply environment had driven the price of gas to record levels. There was a demand/supply imbalance as a result of a drop in production, increased consumption from natural gas-fired electricity generating capacity, a limited increase in Canadian imports, and a decline in production rates from existing wells. A very cold start to the winter season compounded the difficult situation. There were real fears that the then-current conditions would persist into the future.

     Beginning in 2007, the world’s outlook for natural gas supply radically changed. The existence of onshore, unconventional shale gas had been known for decades. However, not until the mid 2000s, with the advancement of horizontal drilling technologies, could large gas volumes be economically extracted from nonporous rock formations. Over time, shale gas producers have achieved lower production costs and higher yields, driving shale economics toward competitiveness with conventional drilling technology. For gas producers, the most profitable deposits produce “wet gas” containing liquid byproducts, key components in the manufacture of certain petrochemicals and plastics.

     The development of shale gas in the United States has moved the country from fearing shortage to enjoying excess, with an estimated supply of more than 100 years. Instead of relying on foreign imports of liquefied natural gas, the U.S. is now becoming an exporter. Shale discoveries have materially changed world gas dynamics.

     We believe that long-term capital allocation decisions are being made based on current low natural gas prices: fuel choices for new electricity plants, valuation of existing coal plants, renewable generation commitments, petrochemical economics, and exploration and production (E&P). Shale gas has also changed local economies, as many U.S. communities not historically involved in energy E&P are reaping economic benefits associated with shale gas production.

     The positive domestic energy developments have recently been highlighted by the France-based International Energy Agency (IEA), which has been widely cited for saying, in its World Energy Outlook, that it is now technically possible for the United States to become energy independent by 2020. Of course, the U.S. is already energy independent in several fuels (such as coal and natural gas), but not in others (such as oil).

     The U.S. has been a net exporter of coal, both metallurgic and thermal, for many years, and it is now producing enough natural gas to begin significant exporting. Indeed, the U.S. has been exporting natural gas from Alaska since 1969. So when it comes to natural gas and coal, the U.S. is already energy independent. On the other hand, according to the U.S. Department of Energy, the U.S. remains very far from nuclear energy independence. Only 9% of the fuel delivered to nuclear utilities in 2011 originated domestically. Australia, Canada, Kazakhstan, Russia, and Uzbekistan accounted for over 70% of uranium used in domestic electricity generation, and there are currently no plans to aggressively develop domestic uranium supplies.

     We are all aware that the U.S. is a huge importer of petroleum. The good news is that domestic oil production is increasing and oil consumption is decreasing. Long-term projections based on current trends might therefore conclude that we are headed toward petroleum independence. But, deep in the 700 page IEA World Energy Outlook is a warning against unchecked exploitation of U.S. petroleum. According to the report, the U.S. ability to lead the world in oil production is limited to between five and ten years based on current statistics. It is uncertain that fossil fuel development and conservation could allow the U.S. to achieve and maintain petroleum independence.

2

     In the words of Yogi Berra, “the future isn’t what it used to be.” Just as the record high natural gas prices of 2000 gave way to the record low prices of 2012, long-term energy dynamics are hard to predict. It is somewhat easier to anticipate that well managed companies that consistently pay attractive dividends have a good chance of delivering more consistent shareholder total returns. We will work diligently to meet the Fund’s income and total return objectives on your behalf in the coming year and beyond.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in February 2013, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and, to the extent necessary to support the monthly distribution, return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and requires shareholders to adjust their cost basis. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year. For federal income tax purposes, 57% of the distributions in 2012 were derived from net investment income, 36% to long-term capital gains and 7% from return of capital.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of December 31, 2012 the Fund’s leverage consisted of $138.2 million of Remarketed Preferred Stock (RP) and $861.8 million of debt. On that date the total amount of leverage represented approximately 31% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end funds’ preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009, management arranged a $1 billion credit

3

facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of Auction Preferred Stock (APS) and made equal draws on the credit facility.

     In May 2012, the Fund commenced a voluntary tender offer, seeking to purchase up to a total $200 million consisting of RP Series D and E, and APS series TH and F at a price equal to 96% of their liquidation preference per share. In mid-June 2012, the Fund accepted for purchase $63,025,000 in aggregate liquidation preference of preferred shares (consisting of 220 shares of Series D RP, 398 shares of Series E RP, 8 shares of Series TH APS, and 41 shares of Series F APS). In order to maintain the same overall leverage following completion of the tender offer, the Fund made an additional draw on the credit facility in the amount of $63.025 million.

     In July 2012, Moody’s Investors Service, Inc. (Moody’s) downgraded the ratings of debt and preferred shares issued by all equity, municipal bond and taxable fixed income closed-end funds, including the Fund. The rating actions followed the publication of Moody’s revised methodology for rating debt and preferred securities issued by closed-end funds. The revised rating methodology incorporates the impact of market volatility, as experienced in the 2008 financial crisis, on the different types of assets in which funds invest, as well as the leverage, portfolio diversity and other factors. Under the terms of the Fund’s charter the rating change resulted in higher dividends paid on the outstanding RP and APS.

     In November 2012, the Fund announced that it would redeem additional shares of APS. Accordingly, in December 2012 the Fund redeemed all 3,992 outstanding shares of its APS, Series TH, and all 3,959 outstanding shares of its APS, Series F. In order to maintain the same overall leverage following the redemption, the Fund made an additional draw on the credit facility in the amount of $198.775 million.

     There are a number of factors that have constrained the Fund from refinancing additional preferred shares with debt. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the Investment Company Act of 1940 and related SEC rules. In addition, the Fund cannot incur indebtedness or enter into reverse repurchase agreements without departing from the guidelines established by the two principal rating agencies, Moody’s and Standard & Poor’s Financial Services LLC. While the Funds’ goal is to provide additional liquidity to preferred shareholders, the Board of Directors and the Fund’s investment adviser, Duff & Phelps Investment Management Co., continue to believe that any action taken to provide such liquidity should not materially disadvantage common shareholders and their ability to benefit from leverage, should be long-term in nature and should not encumber the investment process or reduce the pool of available investment alternatives. Because of all the foregoing considerations, the amount and timing of any future preferred share redemptions are uncertain. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through Computershare Shareowner Services LLC. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare (877.381.2537 or www.cpushareownerservices.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

4

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS—111.1%

Shares	Description	Value (Note 2)
	■ ELECTRIC, GAS AND WATER—83.6%
1,500,000	Alliant Energy Corp.(a)(b)	$65,865,000
1,000,000	American Water Works Co.	37,130,000
2,500,000	CMS Energy Corp.(a)(b)	60,950,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	59,122,525
640,000	DTE Energy Co.(a)(b)	38,432,000
1,400,000	Dominion Resources,
	Inc.(a)(b)	72,520,000
1,600,000	Enbridge Inc. (Canada)(a)	69,312,000
850,000	Entergy Corp.(a)(b)	54,187,500
1,000,000	Exelon Corp.(a)	29,740,000
1,185,000	FirstEnergy Corp.(a)(b)	49,485,600
500,000	Great Plains Energy Inc.(a)	10,155,000
1,500,000	Kinder Morgan Inc.(a)	52,995,000
188,673	National Grid PLC ADR
	(United Kingdom)	10,837,377
4,796,214	National Grid PLC
	(United Kingdom)	54,807,637
1,350,000	NextEra Energy, Inc.(a)(b)	93,406,500
2,000,000	NiSource Inc.(a)(b)	49,780,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	78,160,000
800,000	Northwest Natural
	Gas Co.(a)(b)	35,360,000
3,000,000	NV Energy, Inc.	54,420,000
1,500,000	PPL Corp.(a)	42,945,000
2,000,000	Pepco Holdings Inc.(a)	39,220,000
1,000,000	Piedmont Natural Gas Co.	31,310,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	76,470,000
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	55,080,000
1,900,000	Questar Corp.(a)	37,544,000
1,000,000	Sempra Energy(a)(b)	70,940,000
1,500,000	Southern Co.(a)(b)	64,215,000
1,915,000	Spectra Energy Corp.(a)	52,432,700
3,000,000	TECO Energy Inc.(a)(b)	50,280,000
1,000,000	TransCanada Corp.
	(Canada)(a)	47,320,000
1,200,000	UNS Energy Corp.(a)	50,904,000
1,500,000	Vectren Corp.(a)(b)	44,100,000
1,000,000	WGL Holdings Inc.	39,190,000

Shares	Description	Value (Note 2)
1,750,000	Westar Energy Inc.(a)(b)	$50,085,000
1,650,000	The Williams Companies,
	Inc.(a)	54,021,000
2,700,000	Xcel Energy Inc.(a)(b)	72,117,000
		1,854,839,839
	■ OIL & GAS STORAGE AND
	TRANSPORTATION—10.8%
423,800	Access Midstream
	Partners LP	14,214,252
272,000	Atlas Pipeline Partners LP	8,587,040
283,000	Copano Energy LLC	8,951,290
203,000	DCP Midstream
	Partners LP	8,475,250
559,000	El Paso Pipelines
	Partners LP(a)	20,666,230
684,000	Enbridge Energy
	Partners LP	19,083,600
383,000	Enterprise Products
	Partners LP	19,180,640
316,000	EQT Midstream
	Partners LP	9,843,400
282,000	Genesis Energy LP	10,073,040
242,000	Kinder Morgan Energy
	Partners LP	19,309,180
228,000	Linn Energy LLC	8,034,720
470,090	Magellan Midstream
	Partners LP	20,303,187
171,000	MarkWest Energy
	Partners LP	8,722,710
475,610	Plains All American
	Pipeline LP	21,516,596
222,000	Targa Resources
	Partners LP	8,298,360
200,000	TC Pipelines LP	8,072,000
182,000	Western Gas Partners LP	8,668,660
382,000	Williams Partners LP	18,588,120
		240,588,275
	■ TELECOMMUNICATION—16.7%
1,708,260	AT&T Inc.(a)(b)	57,585,445
939,200	BCE Inc. (Canada)(a)	40,329,248
1,600,000	CenturyLink Inc.(a)(b)	62,592,000
1,000,000	France Telecom SA
	(France)	10,994,140

The accompanying notes are an integral part of these financial statements.

5

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2012

Shares	Description	Value (Note 2)
3,518,491	Frontier Communications
	Corp.(a)(b)	$15,059,141
757,900	Telus Corp. (Canada)	49,552,365
1,380,000	Verizon Communications
	Inc.(a)(b)	59,712,600
1,287,910	Vodafone Group PLC ADR
	(United Kingdom)	32,442,453
5,196,800	Windstream Corp.	43,029,504
		371,296,896
	Total Common Stocks
	(Cost—$2,177,345,167)	2,466,725,010

PREFERRED STOCKS—3.7%

	■ UTILITY—1.0%
220,000	Southern California Edison
	6 1/8% Perpetual	22,130,636
		22,130,636
	■ NON-UTILITY—2.7%
710,432	Prologis, Inc. 7.00% Series O
	Perpetual	17,984,586
600,000	Realty Income Corp.
	6 5/8% Series F Perpetual	15,912,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,628,000
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	5,905,386
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,771,000
		59,200,972
	Total Preferred Stocks
	(Cost—$78,483,226)	81,331,608

BONDS—28.3%
		Value
Par Value	Description	(Note 2)
	■ ELECTRIC, GAS AND WATER—20.7%
$15,000,000	American Water Capital Corp.
	6.085%, due 10/15/17(a)	$17,947,185
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	29,547,672

Par Value	Description	Value (Note 2)
$8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19(a)	$12,033,669
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,668,302
6,750,000	Commonwealth 6.95%,
	due 7/15/18	8,296,702
15,305,000	Consolidated Edison Co.
	of New York 7 1/8%, due
	12/01/18(a)	20,014,609
24,000,000	Dominion Resources
	Capital Trust I 7.83%,
	due 12/01/27(a)	24,469,920
9,354,000	Dominion Resources Inc.
	6.40%, due 6/15/18(a)	11,637,994
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	9,922,500
4,125,000	Duke Energy Corp. 6.30%,
	due 2/01/14	4,371,366
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,993,110
20,000,000	Entergy Texas Inc. 7 1/8%,
	due 2/01/19(a)(b)	25,158,140
12,826,000	EQT Corp. 8 1/8%,
	due 6/01/19(a)	15,896,903
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17(a)	16,994,631
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	17,981,414
10,000,000	Georgia Power Co. 5.70%,
	due 6/01/17(a)	12,008,250
10,618,000	Indiana Michigan Power Co.
	7.00%, due 3/15/19(a)	13,435,943
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	10,132,085
14,445,000	Magellan Midstream
	Partners, LP 6.40%,
	due 7/15/18(a)	17,698,216
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,392,520
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	13,074,700

The accompanying notes are an integral part of these financial statements.

6

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2012

Par Value	Description	Value (Note 2)
$10,000,000	National Grid PLC (United
	Kingdom) 6.30%, due
	8/01/16	$11,612,310
10,345,000	Oncor Electric Delivery
	Co. LLC 7.00%, due
	9/01/22(a)	13,172,630
11,000,000	ONEOK, Inc. 6.00%,
	due 6/15/35(a)	12,803,197
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,572,871
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,994,115
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19(a)	17,617,586
5,000,000	Sempra Energy 6.15%,
	due 6/15/18	6,141,425
15,169,000	Sempra Energy 6 1/2%,
	due 6/01/16(a)	17,797,287
6,488,000	Southern Union Co. 7.60%,
	due 2/01/24	8,278,857
8,850,000	Southern Union Co. 8 1/4%,
	due 11/15/29(a)	11,275,015
2,615,000	Spectra Energy 6 3/4%, due
	7/15/18	3,098,187
7,000,000	Spectra Energy 6.20%,
	due 4/15/18	8,533,189
9,140,000	TransCanada PipeLines Ltd.
	(Canada) 7 1/8%, due
	1/15/19	11,657,787
14,380,000	Williams Partners, LP 7 1/4%,
	due 2/01/17(a)	17,485,073
		459,715,360
	■ TELECOMMUNICATION—6.8%
10,000,000	BellSouth Capital
	Funding Corp. 7 7/8%,
	due 2/15/30(a)	13,212,300

Par Value/ Shares	Description	Value (Note 2)
$15,000,000	Centurytel Inc. 6 7/8%, due
	1/15/28(a)	$15,535,515
8,900,000	Comcast Corp. 7.05%,
	due 3/15/33	11,891,255
15,000,000	Koninklijke KPN NV
	(Netherlands) 8 3/8%,
	due 10/01/30(a)(b)	19,846,890
10,311,000	Rogers Wireless Inc.
	(Canada) 7 1/2%,
	due 3/15/15(a)	11,749,467
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15(a)	11,940,030
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,618,140
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	5,731,517
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14(a)	25,258,786
15,500,000	Verizon Global Funding
	Corp. 7 3/4%,
	due 12/01/30(a)(b)	22,756,759
5,000,000	Vodafone Group PLC
	(United Kingdom) 7 7/8%,
	due 2/15/30	7,266,555
		151,807,214
	■ NON-UTILITY—0.8%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,619,288
200,000	Vornado Realty LP
	7 7/8%, due 10/01/39	5,416,000
		17,035,288
	Total Bonds
	(Cost—$554,823,409)	628,557,862

TOTAL INVESTMENTS—143.1% (Cost—$2,810,651,802)	3,176,614,480
Borrowings—(38.8%)	(861,800,000)
Other assets less liabilities—(4.3%)	(95,356,184)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,219,458,296

(a) All or a portion of this security has been segregated and made available for loan.

(b) All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

7

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at December 31, 2012:

	Level 1	Level 2
Common stocks	$2,466,725,010	—
Preferred stocks	81,331,608	—
Bonds	—	$628,557,862
Total	$2,548,056,618	$628,557,862

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 during the fiscal year ended December 31, 2012.

* Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund's credit facility.

The accompanying notes are an integral part of these financial statements.

8

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS:
Investments at value (cost $2,810,651,802) including $834,848,303 of securities loaned	$3,176,614,480
Cash	47,950,410
Receivables:
Interest	9,964,720
Dividends	8,704,921
Securities lending income	4,652
Prepaid expenses	85,754
Total Assets	$3,243,324,937
LIABILITIES:
Investment advisory fee (Note 3)	4,467,206
Administrative fee (Note 3)	1,069,397
Borrowings (Note 10)	861,800,000
Dividends payable on common stock	17,525,134
Interest payable on remarketed preferred stock	39,153
Accrued expenses	765,751
Remarketed preferred stock (1,382 shares issued and outstanding; liquidation
preference $100,000 per share) (Note 8)	138,200,000
Total Liabilities	1,023,866,641
NET ASSETS APPLICABLE TO COMMON STOCK	$2,219,458,296
CAPITAL:
Common stock ($0.001 par value per share; 300,000,000 shares authorized and 269,617,453
shares issued and outstanding)	$269,617
Additional paid-in capital	1,889,720,054
Accumulated net realized loss on investments	(1,240,231)
Distributions in excess of net investment income	(35,256,560)
Net unrealized appreciation on investments and foreign currency translation	365,965,416
Net assets applicable to common stock	$2,219,458,296
Net Asset Value Per Share of Common Stock	$8.23

The accompanying notes are an integral part of these financial statements.

9

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2012

INVESTMENT INCOME:
Interest	$31,260,707
Dividends (less withholding tax of $1,427,909)	112,875,636
Less return of capital distributions (Note 2)	(3,834,077)
Securities lending income, net	343,682
Total investment income	140,645,948
EXPENSES:
Investment advisory fees (Note 3)	16,888,653
Interest expense and fees (Note 10)	11,188,532
Administrative fees (Note 3)	4,077,730
Remarketed preferred stock interest expense (Note 8)	408,317
Reports to shareholders	1,489,450
Remarketing agent fees—remarketed preferred stock	254,529
Broker-dealer commissions—auction preferred stock	272,688
Directors’ fees (Note 3)	403,307
Professional fees	414,984
Transfer agent fees	445,675
Custodian fees	382,375
Tender offer fees (Note 9)	158,705
Other expenses	554,230
Total expenses	36,939,175
Net investment income	103,706,773
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	86,415,404
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	(45,818,698)
Net realized and unrealized gain	40,596,706
DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 8)	(2,132,695)
Net realized gains on investments	(1,362,017)
Total distributions	(3,494,712)
BENEFIT TO COMMON STOCKHOLDERS FROM TENDER OFFER FOR
PREFERRED STOCK (Note 9)	2,521,000
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK
RESULTING FROM OPERATIONS	$143,329,767

The accompanying notes are an integral part of these financial statements.

10

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2012	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$103,706,773	$99,425,829
Net realized gain	86,415,404	90,306,553
Net change in unrealized appreciation (depreciation)	(45,818,698)	194,368,675
Distributions on auction preferred stock from net investment income	(2,132,695)	(2,602,320)
Distributions on auction preferred stock from net realized gains
on investments	(1,362,017)	(335,558)
Benefit to common stockholders from tender offer for
preferred stock	2,521,000	—
Net increase in net assets applicable to common stock
resulting from operations	143,329,767	381,163,179

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
And in excess of net investment income (Note 5)	(111,705,403)	(160,576,350)
Net realized gains on investment transactions (Note 5)	(69,262,530)	(20,706,855)
Return of capital (Note 5)	(14,037,698)	(6,312,497)
Decrease in net assets from distributions to common stockholders	(195,005,631)	(187,595,702)

FROM CAPITAL STOCK TRANSACTIONS:
Shares of 24,849,991 issued to common stockholders from
rights offering, net of offering costs	228,309,763	—
Shares issued to common stockholders from dividend
reinvestment of 2,904,648 shares and 3,086,057
shares, respectively	28,895,764	29,088,638
Net increase in net assets derived from capital share
transactions	257,205,527	29,088,638
Total increase in net assets	205,529,663	222,656,115

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	2,013,928,633	1,791,272,518
End of year (including distributions in excess of net
investment income of $35,256,560 and $30,566,546,
respectively)	$2,219,458,296	$2,013,928,633

The accompanying notes are an integral part of these financial statements.

11

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2012

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$40,558,088
Income dividends received	108,710,378
Long-term capital gains dividends received	1,648,930
Return of capital on investments	3,834,077
Securities lending income, net	340,661
Interest paid on loan	(8,361,174)
Expenses paid including distributions on remarketed preferred stock	(31,564,046)
Purchase of investment securities	(619,745,964)
Proceeds from sale/redemption of investment securities	430,665,166
Net cash used in operating activities		$(73,913,884)

Cash flows provided by (used in) financing activities:
Dividends paid	(193,201,579)
Proceeds from issuance of common stock under dividend
reinvestment plan	28,895,764
Proceeds from issuance of common stock through rights offering	228,309,763
Payout for preferred stock redeemed through tender offer	(60,504,000)
Payout for preferred stock redeemed	(198,775,000)
Increase in borrowings	261,800,000
Net cash provided by financing activities		66,524,948
Net decrease in cash and cash equivalents		(7,388,936)
Cash and cash equivalents—beginning of year		55,339,346
Cash and cash equivalents—end of year		$47,950,410
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$143,329,767
Purchase of investment securities	(619,745,964)
Proceeds from sale/redemption of investment securities	430,665,166
Net realized gain on investments	(86,415,404)
Net change in unrealized appreciation (depreciation) on investments	45,818,698
Amortization of premiums and discounts on debt securities	8,201,051
Long-term capital gains dividends received	1,648,930
Return of capital on investments	3,834,077
Decrease in interest receivable	1,096,329
Increase in dividends receivable	(331,180)
Increase in accrued expenses	508,667
Increase in other receivable	(3,021)
Benefit to common stockholders from tender offer for preferred stock	(2,521,000)
Total adjustments		(217,243,651)
Net cash used in operating activities		$(73,913,884)

The accompanying notes are an integral part of these financial statements.

12

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended December 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value:
Beginning of year	$8.33	$7.50	$7.23	$6.60	$10.19
Net investment income	0.48	0.45	0.54	0.50	0.45
Net realized and unrealized gain (loss)	0.21	1.17	0.52	0.93	(3.18)
Dividends on auction preferred stock
from net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.06)
Dividends on auction preferred stock
from net realized gains	—	—	—	—	(0.02)
Benefit to common stockholders from
tender offer for preferred stock	0.01	—	—	—	—
Net increase (decrease) from investment
operations applicable to common stock	0.68	1.61	1.05	1.41	(2.81)
Distributions on common stock from:
And in excess of net investment income	(0.44)	(0.66)	(0.67)	(0.54)	(0.53)
Realized gains on investment transactions	(0.28)	(0.09)	—	—	(0.25)
Return of capital	(0.06)	(0.03)	(0.11)	(0.24)	—
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of year	$8.23	$8.33	$7.50	$7.23	$6.60
Per share market value:
End of year	$9.47	$10.92	$9.14	$8.95	$6.15
RATIOS TO AVERAGE NET ASSETS
APPLICABLE TO COMMON STOCK:
Operating expenses	1.77%	1.95%	2.20%	2.49%	2.46%
Net investment income	5.03%	5.24%	6.25%	7.14%	5.11%
SUPPLEMENTAL DATA:
Total return on market value (1)	(6.17%)	29.60%	11.35%	61.41%	(36.54%)
Total return on net asset value (1)	8.53%	22.54%	15.65%	23.96%	(28.55%)
Portfolio turnover rate	14%	13%	20%	18%	15%
Asset coverage ratio on borrowings,
end of year	374%	502%	465%	451%	—
Asset coverage ratio on preferred stock,
end of year	1,706%	604%	548%	526%	253%
Net assets applicable to common stock,
end of year (000’s omitted)	$2,219,458	$2,013,929	$1,791,273	$1,703,400	$1,527,981

(1)	Total return on market value assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

13

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1. Organization:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service or broker-dealers when such prices are believed to reflect the fair market value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3.

B. Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are partially attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2012, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that

14

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2012

would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2012 are subject to such review.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended December 31, 2012 were $403,307.

C. Affiliated Shareholder: At December 31, 2012, Virtus Partners, Inc. (a subsidiary of Virtus) held 153,759 shares of the Fund, which represents 0.06% of the Fund’s outstanding shares on that date. These shares may be sold at any time.

Note 4. Investment Transactions:

     For the year ended December 31, 2012 purchases and sales of investment securities (excluding short-term investments) were $619,745,965 and $430,665,166 respectively.

15

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2012

Note 5. Distributions and Tax Information:

     At December 31, 2012, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,829,584,310	$486,125,276	$139,095,106	$347,030,170

     The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of Fund distributions to common shareholders in 2012 and 2011 was as follows:

	12/31/12	12/31/11
Distributions paid from:
Ordinary income	$109,901,354	$160,576,350
Capital gains	69,262,530	20,706,855
Return of capital	14,037,698	6,312,497
Total distributions	$193,201,582	$187,595,702

     At December 31, 2012 on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0. At December 31, 2012, distributable earnings for tax purposes differed from amounts calculated in accordance with U.S. generally accepted accounting principles by the amount of the dividends payable on common stock that was declared but not yet paid and interest payable on remarketed preferred stock and unrealized foreign currency adjustments.

Note 6. Reclassification of Capital Accounts:

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization and income and expenses related to the preferred stock tender offer. These reclassifications have no impact on the net asset value of the Fund. At December 31, 2012, the following reclassifications were recorded:

Paid-in capital	Accumulated net realized loss on investments	Distributions in excess of net investment income
$2,362,295	$(5,282,605)	$2,920,310

16

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2012

Note 7. Capital Transaction:

     In a rights offering which expired September 21, 2012 (“Expiration Date”), shareholders exercised rights to purchase 24,849,991 shares of common stock at $9.57 (“Subscription Price”) per share for proceeds, net of expenses of $228,309,763. The Subscription Price was established on the Expiration Date, and represented 112% of the net asset value per common share at the close of trading on the Expiration Date. Total offering costs, which were borne by the Fund, were $1,422,157. The sales concession and other offering costs incurred in connection with the issuance of the common shares were recorded as a reduction of paid-in surplus on common stock.

Note 8. Preferred Stock:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the years ended December 31, 2009 and December 31, 2012, the Fund redeemed $600,000,000 and $200,000,000, respectively, of its outstanding preferred shares. In 2009, all shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends. In 2012 the Fund conducted a tender offer for its outstanding preferred stock that expired on June 18, 2012 and accepted for purchase 667 shares of its preferred stock as more fully described in Note 9. On December 21, 2012 and December 24, 2012, the Fund redeemed the remaining outstanding shares of APS Series TH and APS Series F, respectively, at a redemption price of $25,000 per share plus accrued but unpaid dividends in each case.

     The 1,382 shares of RP outstanding on December 31, 2012 consist of two series, 780 shares of Series D and 602 shares of Series E.

     Dividends on the RP are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP, the dividend rate on each series of RP has been reset every 49 days by a remarketing process. Beginning in mid-February 2008, the remarketings for the RP have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.15% to 0.37% during the year ended December 31, 2012. A failed remarketing is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP may not have the amount of liquidity they desire or the ability to sell the RP at par.

     The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP and the RP is subject to mandatory redemption if that asset coverage is not maintained.

17

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2012

Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D — December 22, 2021; and Series E —December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share. The holders of the RP are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock.

Note 9. Preferred Stock Tender Offer:

     The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $200,000,000 of its outstanding preferred stock at a price equal to 96% of the per share liquidation preference plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the Fund accepted 618 shares of RP at a price equal to 96% of its liquidation preference of $100,000 per share ($96,000 per share) and 49 shares of its APS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer price was less than the preferred stock per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $2,521,000 which is shown in the Statement of Operations under the caption “Benefit to common stockholders from tender offer for preferred stock”.

Note 10. Borrowings:

     On March 6, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, reyhopethacate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the year ended December 31, 2012 were $2,822,388 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the year ended December 31, 2012, the average daily borrowings under the Facility and the weighted daily average interest rate were $639,997,883 and 1.29%, respectively. As of December 31, 2012, the amount of such outstanding borrowings was $861,800,000. The interest rate applicable to the borrowing on December 31, 2012 was 1.16%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and

18

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2012

if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At December 31, 2012, Hypothecated Securities under the Credit Facility had a market value of $2,231,669,230 and Rehypothecated Securities had a market value of $834,848,303. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 11. Indemnifications:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 12. Recent Accounting Pronouncement:

     In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding, “Disclosures about Offsetting Assets and Liabilities”). The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and will add the required disclosures when adopted.

Note 13. Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of DNP Select Income Fund Inc.:

     We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DNP Select Income Fund Inc. at December 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2013

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Tax Information—(unaudited)

     For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2012. The Fund intends to designate up to a maximum of $65,579,657 as qualifying for the dividends received deduction for corporate shareholders. The Fund designated and paid $14,037,698 as return of capital distribution and designated and paid $70,624,547 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $81,913,074 as taxed at the maximum of 15%. In February, the Fund provides tax information to shareholders for the preceding calendar year. A copy of the Fund’s Tax Information Letter for 2012 is available on its website at www.dnpselectincome.com.

Information about Proxy Voting by the Fund—(unaudited)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

Information about the Fund’s Portfolio Holdings—(unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund will no longer distribute a quarterly report for these quarters either by mail or electronically. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

Additional Information—(unaudited)

     Since January 1, 2012: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

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Information about Directors and Officers of the Fund—(unaudited)

     Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

     The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”).

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Stewart E. Conner Age: 71	Director	Term expires 2015; Director since 2004	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966–2005 (Chairman, Executive Committee 2000–2004, Managing Partner 1988–2000)	4

Robert J. Genetski Age: 70	Director	Term expires 2013; Director since 2001	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Nancy Lampton Age: 70	Director and Vice Chairperson of the Board	Term expires 2015; Director since 1994	Vice Chairman of the Board of the Fund since 2006, DUC and DTF since 2007 and DPG since 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999– March 2012

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Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Philip R. McLoughlin Age: 66	Director	Term expires 2013; Director since 2009	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	63	Chairman of the Board, The World Trust Fund (closed- end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company, f/k/a PXRE Group Ltd.) 1985–2009

Geraldine M. McNamara Age: 61	Director	Term expires 2014; Director since 2009	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	52

Eileen A. Moran Age: 58	Director	Term expires 2015; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

Christian H. Poindexter Age: 74	Director	Term expires 2014; Director since 2003	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since 2003 (Executive Committee Chairman, July 2002–March 2003; Chairman of the Board, 1999–2002; Chief Executive Officer, 1999–2001; President, 1999–2000); Chairman, Baltimore Gas and Electric Company, 1993–2002 (Chief Executive Officer, 1993–2000; President, 1998–2000; Director, 1988–2003)	4	Director, The Baltimore Life Insurance Company 1998–2011

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Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Carl F. Pollard Age: 74	Director	Term expires 2014; Director since 2002	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001–2011 (Director 1985–2011)

David J. Vitale Age: 66	Director and Chairman of the Board	Term expires 2015; Director since 2000	Chairman of the Board of DNP, DUC and DTF since 2009 and DPG since 2011; President, Chicago Board of Education since 2011; Chairman, Urban Partnership Bank since 2010; Private investor, 2009–2010; Senior Advisor to the CEO, Chicago Public Schools 2007–2008 (Chief Administrative Officer, 2003–2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001–2002; Vice Chairman and Director, Bank One Corporation, 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993–1998 (Director, 1992–1998; Executive Vice President, 1986–1993)	4	Director, United Continental Holdings, Inc. (airline holding company, f/k/a UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

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Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Interested Director
Nathan I. Partain, CFA Age: 56	Director	Term expires 2013; Director since 2007	President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer since 1998; Executive Vice President, 1998–2001; Senior Vice President, 1997–1998); President and Chief Executive Officer of DUC and DTF since 2004; President and Chief Executive Officer of DPG since 2011; President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research, 1993–1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

     The Fund’s Statement of Additional Information includes additional information about the Fund’s directors and is available without charge, upon request, by calling the Administrator toll-free at 888.878.7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

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Officers of the Fund

     The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 62	Secretary and Senior Vice President since 1995 (Treasurer 1995–2002)	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993–2008,Vice President 1987–1993)

Alan M. Meder, CFA, CPA Age: 53	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011 (Assistant Treasurer May 2010–February 2011)	Senior Vice President of the Adviser since 1994; (Chief Risk Officer since 2001); Chair of the Board of Governors of CFA Institute since September 2012 (Board Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Joyce B. Riegel Age: 58	Chief Compliance Officer since 2004	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002–2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001–2002

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 52	Vice President since 2006 (Assistant Vice President 2004–2006); Assistant Secretary since 1988	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Treasurer, Hilliard-Lyons Government Fund, Inc. 1988–2010

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DNP SELECT INCOME FUND INC.

Summary Description of
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
 for Common Shareholders

     DNP Select Income Fund Inc. (the “Fund”) maintains a Dividend Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all dividends and capital gains distributions paid on their common stock automatically reinvested by Computershare Shareowner Services LLC, as agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by Computershare Shareowner Services LLC as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

     When a dividend or distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

(i) If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

(ii) If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare Shareowner Services LLC receives the dividend or distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare Shareowner Services LLC for all shares purchased by it. If, before Computershare Shareowner Services LLC has completed its purchases, the market price exceeds the net asset value of a share, the average purchase price per share paid by Computershare Shareowner Services LLC may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The valuation date is the business day immediately preceding the date of payment of the dividend or distribution. On that date, the Fund’s administrator compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

     The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare Shareowner Services LLC, including a fractional share to four decimal places. Computershare Shareowner Services LLC will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Dividends and distributions paid on shares held in the participant’s plan account will also be reinvested.

27

     The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred on any open market purchases of shares by Computershare Shareowner Services LLC.

     The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions.

     If the closing market price of shares of the Fund’s common stock should be equal to or greater than their net asset value on the valuation date, the participants in the plan would receive shares priced at the higher of net asset value or 95% of the market price. Consequently they would receive more shares at a lower per share price than if they had used the cash distribution to purchase Fund shares on the payment date in the market at the market price plus commission.

     If the market price should be less than net asset value on the valuation date, the cash distribution for the plan participants would be used by Computershare Shareowner Services LLC to purchase the shares to be received by the participants, which would be at a discount from net asset value unless the market price should rise during the purchase period so that the average price and commission exceeded net asset value as of the payment date. Also, since the Fund does not redeem its shares, the price on resale may be less or more than the net asset value.

     Plan participants may purchase additional shares of common stock through the plan by delivering to Computershare Shareowner Services LLC a check for at least $100, but not more than $5,000, in any month. Computershare Shareowner Services LLC will use such funds to purchase shares in the open market or in private transactions.

     The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge of $2.50 imposed by Computershare Shareowner Services LLC and a pro rata share of any brokerage commission (or equivalent purchase costs) paid by Computershare Shareowner Services LLC in connection with such purchases. Funds sent to the bank for voluntary additional share reinvestment may be recalled by the participant by written notice received by Computershare Shareowner Services LLC not later than two business days before the next dividend payment date. If for any reason a regular monthly dividend is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that such funds continue to be held by Computershare Shareowner Services LLC for subsequent investment. Participants will not receive interest on voluntary additional funds held by Computershare Shareowner Services LLC pending investment.

     A shareholder may leave the plan at any time by written notice to Computershare Shareowner Services LLC. To be effective for any given distribution, notice must be received by Computershare Shareowner Services LLC at least seven business days before the record date for that distribution. When a shareholder leaves the plan: (i) such shareholder may request that Computershare Shareowner Services LLC sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective) after deducting Computershare Shareowner Services LLC’s $5.00 charge and any brokerage commission (or equivalent sale cost) or (ii) if no request is made, such shareholder will receive a certificate for the number of full shares held in such shareholder’s plan account, along with a check for any fractional

28

share interest, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective. If and when it is determined that the only balance remaining in a shareholder’s plan account is a fraction of a single share, such shareholder’s participation will be deemed to have terminated, and Computershare Shareowner Services LLC will send to such shareholder a check for the value of such fractional share, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective.

The Fund may change, suspend or terminate the plan at any time upon mailing a notice to participants.

For more information regarding, and an authorization form for, the plan, please contact Computershare Shareowner Services LLC at 1-877-381-2537 or on the World Wide Web at www.cpushareownerservices.com.

Information on the plan is also available on the Fund’s website at www.dnpselectincome.com.

29

Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON
Vice Chairperson	200 South Wacker Drive, Suite 500
Chicago, IL 60606
STEWART E. CONNER	(312) 368-5510

ROBERT J. GENETSKI	Shareholder inquiries please contact:

PHILIP R. MCLOUGHLIN	Transfer Agent and
Dividend Disbursing
GERALDINE M. MCNAMARA	Agent

EILEEN A. MORAN	Computershare
Shareowner Services LLC
NATHAN I. PARTAIN, CFA	480 Washington Blvd.
Jersey City, NJ 07310
CHRISTIAN H. POINDEXTER	(877) 381-2537

CARL F. POLLARD	Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator
Officers
J.J.B. Hilliard, W.L. Lyons, LLC
NATHAN I. PARTAIN, CFA	500 West Jefferson Street
President, Chief Executive Officer and	Louisville, KY 40202
Chief Investment Officer	(888) 878-7845

T. BROOKS BEITTEL, CFA	Legal Counsel
Senior Vice President and Secretary
Mayer Brown LLP
ALAN M. MEDER, CFA, CPA	71 South Wacker Drive
Treasurer and Assistant Secretary	Chicago, IL 60606

JOYCE B. RIEGEL	Independent Registered Public Accounting Firm
Chief Compliance Officer
Ernst & Young LLP
DIANNA P. WENGLER	155 North Wacker Drive
Vice President and Assistant Secretary	Chicago, IL 60606

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dnpselectincome.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement to be filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

DNP SELECT INCOME FUND INC.

DTF TAX FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS DIVERSIFIED INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended May 10, 2012 and supplemented November 7, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., Duff & Phelps Global Utility Income Fund Inc. or Duff & Phelps Diversified Income Fund Inc. as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and ‘say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The

Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 4, 2013, are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004 and Duff & Phelps Global Utility Income Fund Inc. (“DPG”), another closed-end utilities oriented fund, since March 2011. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also chairman of the board and a director of Otter Tail Corporation (chairman since 2011 and director since 1993).

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since March 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993), Secretary of DTF and DUC since May 2005 and Secretary of DPG since March 2011. He is also a member of the portfolio management teams of DUC and the Virtus Global Dividend Fund. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Geoffrey P. Dybas, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since March 2004 (Vice President from 1998 to 2004). Mr. Dybas concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the Global Team Head and senior portfolio manager for all REIT products managed by the Adviser. These products include the Virtus Real Estate Securities Fund, the Virtus Real Estate

Securities Series sub-account of the Virtus Variable Insurance Trust annuity products, Virtus International Real Estate Securities Fund, Duff & Phelps Real Estate Securities Trust and various institutional separate accounts. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen has been Chief Investment Officer of DPG since March 2011. She concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also the co-portfolio manager of the Virtus Global Dividend Fund and Virtus Total Return Fund. Ms. Luecke concentrates her research on the global telecommunications industry and makes recommendations to Mr. Partain with regard to equity investments in that industry. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also the co-portfolio manager of the Virtus Global Dividend Fund and Virtus Total Return Fund. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2012 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of December 31, 2012, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Nathan I. Partain	0	$—	0	—	0	—
T. Brooks Beittel	2	$617.6	0	—	0	—
Geoffrey P. Dybas	4	$1,417.4	1	$ 47.4	13	$345.0
Deborah A. Jansen	1	$961.9	0	—	0	—
Connie M. Luecke	2	$199.1	0	—	0	—
Daniel J. Petrisko	1	$517.4	0	—	10	$1,998.2
Randle L. Smith	2	$199.1	0	—	0	—

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2012, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over a one,-three, and five-year period; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the S&P Utility Market Price Index and the Barclays U.S. Aggregate Bond Index. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted EBITDA, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in RSUs of Virtus that vest over three years.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2012, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Geoffrey P. Dybas	None
Deborah A. Jansen	None
Connie M. Luecke	$10,001-$50,000
Nathan I. Partain	$100,001 - $500,000
Daniel J. Petrisko	None
Randle L. Smith	$100,001-$500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 4, 2012) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	March 4, 2013

By (Signature and Title)*	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary
Date	March 4, 2013

* Print the name and title of each signing officer under his or her signature.